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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 2, 2004


                   Aegis Asset Backed Securities Corporation
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                    333-110187               43-1964014
------------------------------      ------------          ------------------
State or Other Jurisdiction         (Commission            (I.R.S. Employer
    Of Incorporation)               File Number)          Identification No.)



3250 Briarpark, Suite 400, Houston, Texas                  77042
-----------------------------------------                  -----
(Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code: 800-991-5625


                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.(1)

         Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Credit Suisse First Boston LLC, as representative of the several underwriters (the "Representative"), in respect of Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-3, Class A1, Class A2-A, Class A2-B, Class M1, Class M2, Class M3, Class B1, Class B2 and Class B3 Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement dated July 1, 2004, and the related Prospectus dated April 7, 2004 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-110187) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Representative, and the Registrant did not prepare or participate (other than providing the background information concerning each underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.











--------

(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


                                       2
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Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1     Computational Materials. (P)

                  99.2     Computational Materials. (P)

                  99.3     Computational Materials. (P)

                  99.4     Computational Materials. (P)

                  99.5     Computational Materials. (P)

                  99.6     Computational Materials. (P)

                  99.7     Computational Materials. (P)

                  99.8     Computational Materials. (P)

                  99.9     Computational Materials. (P)

                  99.10    Computational Materials. (P)

                  99.11    Computational Materials. (P)

                  99.12    Computational Materials. (P)

                  99.13    Computational Materials. (P)

                  99.14    Computational Materials. (P)

                  99.15    Computational Materials. (P)

                  99.16    Computational Materials. (P)





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AEGIS ASSET BACKED SECURITIES
                                  CORPORATION


                                  By:  /s/ Stuart D. Marvin
                                      -------------------------------
                                       Name: Stuart D. Marvin
                                       Title: Executive Vice President


Dated: July 2, 2004

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                                  EXHIBIT INDEX



Exhibit No.      Description                         Page No.
-----------      -----------                         --------


99.1             Computational Materials                 P

99.2             Computational Materials                 P

99.3             Computational Materials                 P

99.4             Computational Materials                 P

99.5             Computational Materials                 P

99.6             Computational Materials                 P

99.7             Computational Materials                 P

99.8             Computational Materials                 P

99.9             Computational Materials                 P

99.10            Computational Materials                 P

99.11            Computational Materials                 P

99.12            Computational Materials                 P

99.13            Computational Materials                 P

99.14            Computational Materials                 P

99.15            Computational Materials                 P

99.16            Computational Materials                 P